Accounts Payable and Accrued Liabilities	12 Months Ended
Dec. 31, 2017
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Accounts Payable and Accrued Liabilities
16.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	As at December 31,
	2017	2016
Trade payables	23,879	28,180
Accrued liabilities	18,692	4,012
Amounts payable to BC Hydro	4,764	—
Advance payments	—	1,163
Payables to related parties (Note 26c)	47	61

	47,382	33,416

The amounts payable to BC Hydro represent the remaining balance owing under BC Hydro’s five-year power rate deferral program for BC mines. During the year ended December 31, 2017, the Company made net repayments of $6,174 to BC Hydro and based on recent copper prices the remaining balance is expected to be repaid in 2018. Under the program, effective March 1, 2016, the Gibraltar Mine was able to defer up to 75% of electricity costs. The amount of the deferral was based on a formula that incorporates the average copper price in Canadian dollars during the preceding month. The deferred amount, plus interest at the prime rate plus 5%, is repayable on a monthly schedule of up to 75% of the monthly electricity billing, when the average copper price during the preceding month exceeds a threshold amount of $3.40 per pound. Any remaining deferred balance would be repayable at the end of the five year term.